UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

Montgomery Street Income Securities, Inc.

(MTS)

Annual Report to Stockholders

December 31, 2008

Portfolio Manager Review

Montgomery Street Income Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of -10.04% for the twelve-month period ended December 31, 2008. The total return of the Fund, based on the market price of its New York Stock Exchange-traded shares, was –7.94% for the same period1. The Fund’s NAV return underperformed the Barclays Capital U.S. Aggregate Bond Index2, the Fund’s benchmark, which posted a return of 5.23% for the twelve-month period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

The financial market distress that began in the summer of 2007 gained momentum throughout 2008. Economic growth was modestly positive in the first half of the year, some of which may have been due to the tax rebate stimulus program promoting consumption and a weak dollar supporting exports. Slowing growth became more evident in the third quarter of 2008 as gross domestic product (“GDP”) contracted by 0.5%. In November 2008, the National Bureau of Economic Research declared that the U.S. had entered into a recession beginning in December of 2007. The reality of a recessionary environment had already been embraced by investors, as was evidenced by the decline in asset prices in the first half of 2008. With many economists predicting a domestic contraction of greater than 6%, the advance estimate for fourth quarter GDP came in at an annual rate of –3.8%. While this number surpassed consensus estimates, it nevertheless represented the weakest three-month economic performance since 1982.

It is no coincidence that the turning point in the economy began with cracks within the banking system. Financial innovations, such as structured investment vehicles, asset backed commercial paper and collateralized debt

[1]

Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period.

[2]

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, consisting of government securities and corporate securities, mortgage pass through securities, and asset-backed securities with average maturities of one year or more. The Index does not include exposure to high yield or non-dollar securities. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index was formerly known as the Lehman Brothers Aggregate Bond Index.

Montgomery Street Income Securities, Inc.	1

obligations, were once praised for contributing efficiency to markets, but in 2008 they were revealed as conduits for excessive risk-taking. The broad systemic unwinding of financial risk pushed risk premiums higher and asset prices lower as sellers greatly outnumbered buyers. The unwinding of risk within the banking sector extended to the real economy, as financial institutions became less willing and able to provide the loans that are so crucial to economic health. The resulting contraction of the economy put added pressure on asset prices and further compelled financial institutions to sell higher-risk assets and, to the degree liquidity was necessary but unobtainable, higher quality assets. Both the real economy and the financial system were pushing each other lower in what has become known as a negative feedback loop.

The environment also was not favorable for investment grade credit. The incremental yield spread over U.S. Treasuries had already widened significantly in 2007 and were approaching recessionary levels as 2008 began. The first quarter, however, brought with it the collapse of Bear Stearns and still wider risk premiums. Later in the year, the government’s decision to place the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship further stressed the market. The subsequent implosion of Lehman Brothers, the government rescue of AIG, and the failure of Washington Mutual and Wachovia pushed risk premiums to levels not seen since the Great Depression. The crises’ pitch brought forth unprecedented relief and liquidity programs implemented by the government, but these failed to restore investor confidence or appetite for any form of asset risk. The Fund had an overweight position in investment grade corporate bonds throughout the year and, within the sector, maintained an active overweight position in the debt of financial institutions. The financial overweight, however, was reduced in the year’s latter half, as the Fund’s exposure to regional institutions and hybrid securities — subordinated capital instruments — was trimmed. Based on NAV, this positioning detracted approximately 7% from the Fund’s total return.

2	Montgomery Street Income Securities, Inc.

US Treasury Bond Yield Curve

Source: Bloomberg

Performance is historical and does not guarantee future results.

Positions in below investment grade securities (high yield and emerging markets) also dampened Fund performance. As the economy weakened, the market’s aggregate forecast of default frequency increased. Rising default expectations and prices are inversely correlated, and prices in high yield corporate and emerging market debt subsequently declined. These positions cost the Fund approximately 2.5% in NAV total return. The Fund also maintained an active overweight to asset-backed securities, including auto and home equity loans, and small-balance commercial mortgages. This sector, long dependent on rising real estate prices and a healthy consumer, has been dampened by the credit crisis and valuations reflect a weak intermediate-term outlook. The Fund’s overweight to asset-backed issues detracted approximately 137 basis points from NAV total return.

Relative underweights versus the benchmark also detracted from Fund performance. Throughout 2008 the Fund was short, or below benchmark, in U.S. Treasury, Agency and Agency mortgage-backed issues. In light of broad market uncertainty and investor flight to quality, Treasuries outperformed all fixed income sectors in 2008 while Agencies, also backed by the full faith and credit of the U.S. government, performed strongly. The Fund’s underweight to these sectors and Agency mortgage-backed issues cost the Fund approximately 2.5% and 2.25% in NAV total return, respectively.

Commercial real estate was one of the areas most affected by the contraction in the economy and credit availability. The Fund had exposure to commercial real estate through positions in commercial mortgage backed securities (“CMBS”). Historically, this sector had been very stable but the combination

Montgomery Street Income Securities, Inc.	3

of weaker underwriting standards, a deteriorating economy and a banking system willing to unwind commercial real estate risk at distressed prices pushed CMBS prices significantly lower. For the year ended December 31, 2008, the predominately AAA-rated Barclays Capital CMBS Index returned –22.5%. Lower rated, subordinate CMBS declined by over two-thirds. The Fund was positioned overweight to CMBS in the first half of the year but this exposure was significantly reduced in the second half of 2008. Consequently, the Fund’s CMBS portion of the portfolio produced a return similar to the aforementioned CMBS index for the year.

The value and related income of below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, and corporate bonds is sensitive to changes in economic conditions, including delinquencies and/or defaults. Recent instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility of market prices and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

In the wake of the government’s infusions of capital into the domestic banking system and the Federal Reserve’s announcement of prospective purchases of key fixed income assets, risk premiums staged a modest recovery in December. These multi-faceted market interventions underscore the government’s aggressive approach to stemming the credit crisis. However, even if it is assumed that the worst of the volatility and extreme valuations are past, earnings and capital adequacy concerns, as well as uncertainty regarding the extent of the economy’s decline, suggest investor risk aversion will remain a key theme.

The government has initiated multiple programs to restart the credit markets, lending and the domestic economy, and Hartford Investment Management Company (“HIMCO”), the Fund’s investment adviser, believes policy-makers will continue implementing targeted monetary and fiscal policies. The anticipated result is that, for the foreseeable future, short-term interest rates will remain near zero and HIMCO does not expect rates or credit spreads to move decisively higher or lower from current levels. Rather, the bellwether 10 year Treasury note will likely trade within a 2% to 3% yield range as the Federal Reserve holds interest rates low and investors digest what is likely to be a pattern of conflicting economic and market data. As a result, HIMCO believes duration, or interest rate opportunities will arise in the context of the market moving to the extremes of this range. With respect to the credit sectors, HIMCO believes the best opportunities will likely be in high quality issuers whose balance sheets and cash flow best protect bondholder interests.

4	Montgomery Street Income Securities, Inc.

Diversification will also be an important theme as the economic crosscurrents of a severe recession raise the risks to over concentrated positions.

Congruent with this view, the Fund was restructured in the fourth quarter of 2008, with a focus on higher quality sectors and issues. In addition to the aforementioned divestment in CMBS, the Fund’s exposure to financials, financial hybrids (subordinated debt), MBS, ABS, high yield and emerging market securities was also reduced. The proceeds from these reduced allocations were used to increase the Fund’s Treasury and cash equivalents holdings, and to fund participation in the primary issuance of several bonds. The purchase of new issues was focused in the investment grade industrial and utility sectors. Liquidity in the secondary market remains constricted, and HIMCO will continue to utilize periods of market confidence and opportunistic liquidity to enhance positioning of the Fund.

Quality Distribution

*	Government includes U.S. Treasury, U.S. Agency and cash.

As of December 31, 2008.

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio, excluding securities lending collateral.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

Montgomery Street Income Securities, Inc.	5

Sector Distribution

*	Mortgage backed securities.

As of December 31, 2008.

Sector distribution is subject to change.

Percentages are based on total value of the investment portfolio, excluding securities lending collateral.

The views expressed in this report reflect those of the investment adviser, Hartford Investment Management Company, only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Investment in the Fund involves risk. The Fund invests in individual bonds whose yields and value fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed.

NOT FDIC/NCUA INSURED.    NO BANK GUARANTEE.    MAY LOSE VALUE. NOT A DEPOSIT.    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

6	Montgomery Street Income Securities, Inc.

Other Information

Dividends Paid

The Fund paid dividends of $0.26 per share on April 30, 2008, July 31, 2008, and October 31, 2008; and $0.27 per share on December 31, 2008. In the near term, dividends to be paid by the Fund may be negatively impacted by recent declines in overall interest rates and the current reduction in the Fund’s allocation to higher yielding securities.

For the year ended December 31, 2008 the Fund designated 0.61% of the dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 0.61% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Market Price and Net Asset Value

The Fund’s market price stood at $13.82 as of December 31, 2008, compared with $16.13 as of December 31, 2007. The Fund’s shares traded at a 8.7% discount to NAV of $15.13 at December 31, 2008. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times, and both its market price and NAV are published weekly in Barron’s. The Fund’s market price is available daily on its website at www.montgomerystreetincome.com.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described beginning on page 42 of this report.

Montgomery Street Income Securities, Inc.	7

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income earned for the second preceding calendar quarter. There were 11,000 shares repurchased during each of the first two quarters of 2008 and 10,000 shares repurchased during each of the final two quarters of 2008, totaling 42,000 shares. Up to 12,000 shares may be repurchased during the first quarter of 2009.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete portfolio holdings listing is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of July 28, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s Chief Executive Officer and Chief Financial Officer that relate to the Fund’s disclosure in such reports that are required by Rule 30a-2 under the Investment Company Act of 1940, as amended.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2008 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov.

8	Montgomery Street Income Securities, Inc.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete portfolio holdings listing for the first and third quarters may view the Fund’s Form N-Q, as described above in the “Investment Portfolio” section of this report.

Change in Portfolio Managers

Effective July 22, 2008, Charles Moon resigned from Hartford Investment Management Company (“HIMCO”) as a portfolio manager of the Fund. Effective February 9, 2009, Christopher Zeppieri was named co-manager of the Fund. Nasri A. Toutoungi remains a portfolio manager of the Fund.

Additional Information

The Fund participates in securities lending, which involves certain risks. For further discussion of these risks and for developments in the Fund’s securities lending program in 2008, please see “Securities Loaned” beginning on page 33 in the notes to the financial statements. Additionally, the U.S. Government took significant actions during 2008 related to certain government-sponsored enterprises in which the Fund had significant investments. Those actions are discussed in more detail under “U.S. Government Agencies or Government-Sponsored Enterprises” starting at page 35 in the notes to the financial statements.

Montgomery Street Income Securities, Inc.	9

Investment Objectives and Policies

Investment Objectives

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), investing and reinvesting its assets in a portfolio of selected securities. The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your Fund is guided by the principal investment policies summarized below. For a more complete description of the Fund’s investment policies, please see the Fund’s Form N-2 Registration Statement dated April 29, 1992 and subsequent annual reports to stockholders.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities), including U.S. dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the “30% basket”) may be invested in other U.S. or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an “industry” for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

[1]	The Fund will provide stockholders with at least 60 days’ notice prior to making any changes to this 80% investment policy.

10	Montgomery Street Income Securities, Inc.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investments in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% — and be as to any one borrower more than 5% — of the Fund’s total assets.

The Fund may lend its portfolio securities to the extent permitted under the 1940 Act.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund’s assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less and that, at the time of purchase, the Fund’s obligations under such contracts do not exceed either the value of portfolio securities denominated in the foreign currency or 15% of the Fund’s total assets.

The Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund’s obligations under such instruments may not exceed the value of the Fund’s assets not subject to the 30% basket.

It is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Montgomery Street Income Securities, Inc.	11

Investment Portfolio	as of December 31, 2008

	Shares/ Principal Amount ($) (f)	Value ($)

Corporate Bonds 40.7%
Consumer Discretionary 3.7%
Charter Communications Operating LLC, 8.00%, 04/30/12 (a) (c) (j)	250,000	$205,000
Comcast Cable Holdings LLC, 10.13%, 04/15/22	1,291,000	1,557,838
Comcast Corp., 6.30%, 11/15/17	152,000	147,971
COX Communications Inc., 6.25%, 06/01/18 (a) (j)	515,000	457,110
Desarrolladora Homex SAB de CV, 7.50%, 09/28/15 (i)	280,000	201,600
Dex Media West LLC, 9.88%, 08/15/13	45,000	10,688
ERAC USA Finance Co., 5.90%, 11/15/15 (a) (j)	429,000	311,573
Foot Locker Inc., 8.50%, 01/15/22 (i)	155,000	117,800
Home Depot Inc., 5.88%, 12/16/36	159,000	124,672
Mediacom LLC / Mediacom Capital Corp., 7.88%, 02/15/11 (c)	650,000	507,813
MGM Mirage Inc., 8.50%, 09/15/10	500,000	420,000
MGM Mirage Inc., 6.75%, 09/01/12 (c)	300,000	210,000
News America Inc., 6.15%, 03/01/37	190,000	177,275
President and Fellows of Harvard College, 6.00%, 01/15/19 (a) (j)	244,000	263,283
Rogers Cable Inc., 8.75%, 05/01/32	110,000	115,198
TCI Communications Inc., 8.75%, 08/01/15	35,000	37,256
Time Warner Inc., 6.50%, 11/15/36	1,042,000	944,664

		5,809,741
Consumer Staples 4.2%
Altria Group Inc., 9.70%, 11/10/18	898,000	970,585
Archer-Daniels-Midland Co., 5.38%, 09/15/35	400,000	350,121
Coca-Cola Enterprises Inc., 8.50%, 02/01/22	500,000	583,737
CVS Caremark Corp., 6.30%, 06/01/37 (callable at 100 beginning 06/01/12) (e)	833,000	424,830
General Mills Inc., 5.70%, 02/15/17	680,000	683,458
Kimberly-Clark Corp., 7.50%, 11/01/18	1,165,000	1,371,856
PepsiCo Inc., 7.90%, 11/01/18	815,000	998,902
Philip Morris International Inc., 6.88%, 03/17/14	400,000	420,355
Safeway Inc., 5.80%, 08/15/12	250,000	248,543
Safeway Inc., 6.25%, 03/15/14	242,000	243,255
Wal-Mart Stores Inc., 5.25%, 09/01/35	250,000	248,916

		6,544,558
Energy 3.1%
CenterPoint Energy Resources Corp., 6.63%, 11/01/37	120,000	89,029
Chesapeake Energy Corp., 7.63%, 07/15/13	350,000	301,000

The accompanying notes are an integral part of the financial statements.

12	Montgomery Street Income Securities, Inc.

	Shares/ Principal Amount ($) (f)	Value ($)

Commonwealth Edison Co., 5.80%, 03/15/18	915,000	826,984
Drummond Co. Inc., 7.38%, 02/15/16 (a) (i)	190,000	92,150
Enterprise Products Operating LLC, 6.50%, 01/31/19	245,000	206,123
Inergy LP/Inergy Finance Corp., 8.25%, 03/01/16	450,000	351,000
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	260,000	198,512
NGPL PipeCo LLC, 6.51%, 12/15/12 (a) (j)	585,000	555,176
ONEOK Partners LP, 6.65%, 10/01/36	542,000	419,955
Shell International Finance BV, 6.38%, 12/15/38	390,000	438,746
Spectra Energy Capital LLC, 5.90%, 09/15/13 (c)	490,000	461,334
TransCanada Pipelines Ltd., 7.25%, 08/15/38	769,000	765,480
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	228,219

		4,933,708
Financials 9.4%
American General Institutional Capital A, 7.57%, 12/01/45 (a) (j)	250,000	100,005
Bank of America Corp., 5.65%, 05/01/18	365,000	367,166
Bank of America Corp., 8.00% (callable at 100 beginning 01/30/18) (b) (d)	357,000	256,786
Bank of America Corp., 8.13% (callable at 100 on 05/15/18) (b) (d)	397,000	296,956
Berkshire Hathaway Finance Corp., 5.00%, 08/15/13	264,000	268,552
CIT Group Inc., 6.10%, 03/15/67 (callable at 100 beginning 03/15/17) (e)	121,000	37,364
Citigroup Capital XXI, 8.30%, 12/21/57 (callable at 100 beginning 12/21/37) (e)	451,000	347,828
Citigroup Inc., 8.40% (callable at 100 beginning 04/30/18) (b) (c) (d)	348,000	229,781
Comerica Capital Trust II, 6.58%, 02/20/37 (callable at 100 beginning 02/20/32) (e)	1,634,000	655,971
Credit Suisse New York, 6.00%, 02/15/18	260,000	238,765
General Electric Capital Corp., 5.63%, 05/01/18 (c)	295,000	297,138
Goldman Sachs Capital II, 5.79% (callable at 100 on 06/01/12) (b) (d)	1,017,000	390,958
HBOS Plc, 5.92% (callable at 100 beginning 10/01/15) (a) (b) (d) (j)	600,000	227,167
HSBC Bank USA, 5.63%, 08/15/35	315,000	296,344
HSBC Holdings Plc, 6.50%, 05/02/36	500,000	507,655
Icahn Enterprises LP, 7.13%, 02/15/13	385,000	265,650
ILFC E-Capital Trust II, 6.25%, 12/21/65 (callable at 100 beginning 12/21/15) (a) (e) (j)	4,490,000	1,875,082
International Lease Finance Corp., 6.38%, 03/25/13	366,000	248,622
Janus Capital Group Inc., 6.70%, 06/15/17	840,000	626,103

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	13

		Shares/ Principal Amount ($) (f)	Value ($)

JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (b) (d)		627,000	521,557
JPMorgan Chase Capital XV, 5.88%, 03/15/35		205,000	158,649
Lincoln National Corp., 6.05%, 04/20/67 (callable at 100 beginning 04/20/17) (e)		260,000	104,000
Mellon Capital IV, 6.24% (callable at 100 beginning 06/20/12) (d)		570,000	349,724
Northgroup Preferred Capital Corp., 6.38% (callable at 100 beginning 10/15/17) (a) (b) (d) (i)		515,000	242,477
PNC Preferred Funding Trust I, 6.11% (callable at 100 beginning 03/15/12) (a) (b) (d) (j)		1,200,000	495,534
Progressive Corp., 6.70%, 06/15/37 (callable at 100 beginning 06/15/17) (e)		2,175,000	1,069,193
Prudential Financial Inc., 8.88%, 06/15/38 (callable at 100 beginning 06/15/18) (e)		1,126,000	725,403
RBS Capital Trust IV, 2.27% (callable at 100 beginning 09/30/14) (b) (d)		1,850,000	694,903
RBS-Zero Hora Editora Jornalistica SA, 11.25%, 06/15/17 (i)	BRL	400,000	85,763
State Street Capital Trust IV, 3.00%, 06/15/37 (b)		670,000	294,251
TNK-BP Finance SA, 7.50%, 03/13/13 (a) (j)		300,000	186,000
Travelers Cos. Inc., 6.25%, 03/15/37 (callable at 100 beginning 03/15/17) (e)		221,000	144,763
UBS Preferred Funding Trust I, 8.62% (callable at 100 beginning 10/01/10) (b) (d)		1,030,000	622,270
UniCredito Italiano Capital Trust II, 9.20% (callable at 100 beginning 10/05/10) (a) (b) (d) (j)		520,000	198,942
USB Capital IX, 6.19% (callable at 100 beginning 04/15/11) (b) (d)		700,000	329,000
USB Realty Corp., 6.09% (callable at 100 beginning 01/15/12) (a) (b) (d) (j)		700,000	292,250
Wells Fargo Capital XIII, 7.70% (callable at 100 beginning 03/26/13) (b) (d)		544,000	448,969
ZFS Finance USA Trust I, 6.50%, 05/09/37 (a) (e) (j)		582,000	238,620

			14,736,161
Health Care 1.9%
Cigna Corp., 6.15%, 11/15/36		184,000	140,006
Covidien International Finance SA, 5.45%, 10/15/12		218,000	213,284
GlaxoSmithKline Capital Inc., 5.65%, 05/15/18		700,000	735,230
HCA Inc., 9.25%, 11/15/16		330,000	302,775
UnitedHealth Group Inc., 4.88%, 02/15/13		695,000	648,869
Wyeth, 6.50%, 02/01/34		400,000	443,543
Wyeth, 5.95%, 04/01/37		470,000	521,835

			3,005,542

The accompanying notes are an integral part of the financial statements.

14	Montgomery Street Income Securities, Inc.

	Shares/ Principal Amount ($) (f)	Value ($)

Industrials 2.0%
Bombardier Inc., 6.30%, 05/01/14 (a) (j)	470,000	386,575
Canadian Pacific Railway Co., 5.75%, 05/15/13	251,000	232,291
Canadian Pacific Railway Co., 5.95%, 05/15/37	240,000	169,245
Caterpillar Inc., 8.25%, 12/15/38	90,000	110,929
Honeywell International Inc., 5.70%, 03/15/36	250,000	254,149
Noble Group Ltd., 6.63%, 03/17/15 (a) (j)	200,000	114,000
Norfolk Southern Corp., 5.75%, 04/01/18 (c)	331,000	322,079
Tyco Electronics Group SA, 6.00%, 10/01/12	250,000	225,526
Tyco Electronics Group SA, 6.55%, 10/01/17	262,000	220,185
United Technologies Corp., 6.13%, 02/01/19	491,000	525,318
Waste Management Inc., 6.10%, 03/15/18 (c)	727,000	628,814

		3,189,111
Information Technology 1.7%
Agilent Technologies Inc., 6.50%, 11/01/17	426,000	292,834
DirecTV Holdings LLC, 7.63%, 05/15/16	245,000	237,650
International Business Machines Corp., 6.50%, 10/15/13	541,000	593,062
International Business Machines Corp., 8.38%, 11/01/19	250,000	315,736
Oracle Corp., 6.50%, 04/15/38	554,000	609,931
Systems 2001 Asset Trust LLC, 7.16%, 12/15/11 (a) (i)	213,263	185,782
Xerox Corp., 6.35%, 05/15/18	647,000	506,015

		2,741,010
Materials 2.2%
BP Capital Markets Plc, 5.25%, 11/07/13	705,000	735,975
CRH America Inc., 8.13%, 07/15/18	180,000	129,959
Evraz Group SA, 8.88%, 04/24/13 (a) (i)	100,000	51,000
Huntsman International LLC, 7.88%, 11/15/14	155,000	82,925
MHP SA, 10.25%, 11/30/11 (a) (i)	200,000	78,000
Newmont Mining Corp., 5.88%, 04/01/35	395,000	242,939
Pliant Corp., 11.63%, 06/15/09	5	3
PSEG Power LLC, 5.00%, 04/01/14	915,000	820,984
Rio Tinto Financial USA Ltd., 5.88%, 07/15/13	1,565,000	1,246,543
Sino-Forest Corp., 9.13%, 08/17/11	100,000	76,000

		3,464,328
Telecommunication Services 6.7%
AT&T Inc., 6.15%, 09/15/34	500,000	513,895
Deutsche Telekom AG, 6.75%, 08/20/18 (c)	602,000	610,434
Deutsche Telekom International Finance BV, 5.38%, 03/23/11	625,000	618,261
Frontier Communications Corp., 9.00%, 08/15/31 (c)	400,000	252,000

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	15

	Shares/ Principal Amount ($) (f)	Value ($)

Intelsat Jackson Holdings Ltd., 9.25%, 06/15/16 (i)	255,000	198,900
Maxcom Telecomunicaciones SAB de CV, 11.00%, 12/15/14	300,000	211,500
New Cingular Wireless Services, 8.75%, 03/01/31	750,000	937,565
Qwest Communications International Inc., 7.50%, 02/15/14	800,000	572,000
Rogers Communications Inc., 6.80%, 08/15/18	804,000	812,387
Rogers Communications Inc., 7.50%, 03/15/15	679,000	672,297
Telecom Italia Capital SA, 4.00%, 01/15/10	360,000	331,200
Telecom Italia Capital SA, 4.95%, 09/30/14	365,000	277,856
Telecom Italia Capital SA, 5.25%, 11/15/13	330,000	251,624
Telecom Italia Capital SA, 7.72%, 06/04/38	852,000	699,705
Verizon Communications Inc., 8.75%, 11/01/18	392,000	459,903
Verizon New Jersey Inc., 5.88%, 01/17/12	542,000	533,573
Verizon Wireless, 8.50%, 11/15/18 (a) (j)	538,000	630,362
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, 8.38%, 04/30/13 (a) (j)	100,000	64,000
Vodafone Group Plc, 6.15%, 02/27/37	1,268,000	1,253,332
Windstream Corp., 8.63%, 08/01/16	670,000	592,950

		10,493,744
Utilities 5.8%
Abu Dhabi National Energy Co., 5.62%, 10/25/12 (a) (j)	775,000	703,243
Duke Energy Carolinas LLC, 7.00%, 11/15/18	158,000	182,346
Duke Energy Indiana Inc., 8.85%, 01/15/22	1,225,000	1,433,863
Duke Energy Indiana Inc., 6.35%, 08/15/38 (c)	237,000	266,753
Florida Power Corp., 5.80%, 09/15/17	195,000	203,775
FirstEnergy Corp., 6.45%, 11/15/11	500,000	472,628
Northern States Power Co., 6.25%, 06/01/36	400,000	422,425
Pacific Gas & Electric Co., 8.25%, 10/15/18	459,000	551,471
Public Service Co. of Colorado, 6.50%, 08/01/38	471,000	525,481
Puget Sound Energy Inc., 7.02%, 12/01/27	1,000,000	827,649
Rede Empresas de Energia Eletrica SA, 11.13% (callable at 100 beginning 04/02/12) (a) (d) (i)	300,000	141,374
Sempra Energy, 9.80%, 02/15/19	377,000	420,602
Sierra Pacific Power Co., 5.45%, 09/01/13	419,000	400,778
Southern California Edison Co., 5.75%, 03/15/14	535,000	560,647
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (a) (i)	2,000,000	2,004,212

		9,117,247

Total Corporate Bonds (Cost $78,746,351)		64,035,150

The accompanying notes are an integral part of the financial statements.

16	Montgomery Street Income Securities, Inc.

	Shares/ Principal Amount ($) (f)	Value ($)

Non-U.S. Government Agency Asset-Backed Securities 8.2%
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5) 4.81%, 09/25/35 (b) (i)	1,065,000	593,517
Bayview Commercial Asset Trust, (2007, 4A, IO) Interest Only, 1.44%, 09/25/37 (a) (h) (i)	6,718,392	548,893
Bayview Commercial Asset Trust REMIC, Interest Only (2007, 2A, IO), 1.30%, 07/25/37 (a) (b) (h) (i)	6,382,069	494,610
Bayview Financial Acquisition Trust REMIC, (2007, A, M3) 2.12%, 05/28/37 (b) (h) (i)	800,000	112,000
Capital Auto Receivables Asset Trust, (2006, SN1A, C) 5.77%, 05/20/10 (a) (i)	150,000	142,508
Capital Auto Receivables Asset Trust, (2006, SN1A, D) 6.15%, 04/20/11 (a) (i)	200,000	184,789
CBA Commercial Small Balance Commercial Mortgage Trust REMIC, (2006, 2A, X1) 2.32%, 01/25/39 (a) (b) (h) (i)	8,226,794	822,679
Citigroup Mortgage Loan Trust Inc. REMIC (2004, NCM2, 1CB2) 6.75%, 08/25/34 (i)	579,447	437,302
Citigroup Mortgage Loan Trust Inc. REMIC, (2007, WFH1, M11) 2.97%, 01/25/37 (a) (b) (h) (i)	225,000	7,802
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4) 5.50%, 08/25/34 (i)	325,590	289,584
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A1) 6.00%, 02/25/35 (i)	213,774	186,624
Countrywide Alternative Loan Trust REMIC, (2005, 28CB, 3A5) 6.00%, 08/25/35 (i)	591,492	435,711
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A) 0.74%, 05/25/36 (a) (b) (i)	141,321	72,780
Ford Credit Auto Owner Trust, (2006, C, D) 6.89%, 05/15/13 (a) (i)	1,060,000	665,257
GE Business Loan Trust REMIC, (2006, 1A, D) 2.20%, 05/15/34 (a) (b) (h) (j)	433,239	65,215
GE Business Loan Trust REMIC, Interest Only (2006, 1A, IO), 0.53%, 06/15/10 (a) (b) (h) (i)	21,671,568	91,454
GMAC Mortgage Corp. Loan Trust REMIC, (2006, HE3, A2) 5.75%, 10/25/36 (b) (i)	620,000	424,740
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, ONW) 3.09%, 11/05/21 (a) (b) (h) (i)	199,001	1,990
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, PNW) 3.29%, 11/05/21 (a) (b) (h) (i)	189,051	1,891
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2) 5.62%, 09/25/36 (a) (b) (i)	255,000	221,002
Marlin Leasing Receivables LLC, (2006, 1A, A4) 5.33%, 09/16/13 (a) (i)	660,000	636,342
Nationstar NIM Trust, (2007, A, A) 9.97%, 03/25/37 (a) (h) (i)	22,008	660

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	17

		Shares/ Principal Amount ($) (f)	Value ($)

Option One Mortgage Loan Trust REMIC, (2007, FXD2, M6) 6.99%, 03/25/37 (b) (i)		725,000	68,488
Option One Mortgage Loan Trust REMIC, (2007, FXD2, M7) 6.99%, 03/25/37 (b) (i)		500,000	39,826
Option One Mortgage Loan Trust REMIC, (2007, FXD2, M8) 6.99%, 03/25/37 (b) (i)		475,000	32,929
Residential Asset Securitization Trust REMIC, (2005, A1, A3) 5.50%, 04/25/35 (i)		2,500,000	1,791,605
Washington Mutual Commercial Mortgage Securities Trust REMIC, (2007, SL3, AJ) 6.14%, 03/23/45 (a) (b) (i)		890,000	169,970
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3) 5.10%, 12/25/35 (b) (i)		1,320,000	704,181
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, A, A3) 5.00%, 03/25/21 (i)		1,720,586	1,249,576
Wells Fargo Mortgage Backed Securities Trust REMIC, (2005, AR10, 2A4) 4.23%, 06/25/35 (b) (i)		1,431,194	1,396,014
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, AR8, 2A3) 5.24%, 04/25/36 (b) (i)		1,405,828	1,018,168

Total Non-U.S. Government Agency Asset-Backed Securities (Cost $20,982,145)			12,908,107

Government and Agency Obligations 36.3%
Government Securities 11.5%
Sovereign 1.9%
Argentina Government International Bond, 7.00%, 10/03/15		165,000	47,933
United Kingdom Treasury Bond, 4.50%, 03/07/13	GBP	1,883,000	2,928,463

			2,976,396
U.S. Treasury Securities 9.6%
U.S. Treasury Bond, 4.50%, 05/15/38 (c)		1,840,000	2,511,313
U.S. Treasury Note, 1.50%, 10/31/10 (c)		7,680,000	7,794,601
U.S. Treasury Note, 2.00%, 11/30/13 (c)		350,000	359,078
U.S. Treasury Note, 2.75%, 10/31/13 (c)		3,970,000	4,220,606
U.S. Treasury Note, 3.75%, 11/15/18 (c)		160,000	181,125

			15,066,723
U.S. Government Agency Mortgage-Backed Securities 24.8%
Federal Farm Credit Bank 0.1%
Federal Farm Credit Bank, 7.56% (callable at 100 on 12/15/13) (b) (d)		170,000	90,124

The accompanying notes are an integral part of the financial statements.

18	Montgomery Street Income Securities, Inc.

	Shares/ Principal Amount ($) (f)	Value ($)

Federal Home Loan Mortgage Corp. 8.0%
Federal Home Loan Mortgage Corp., 6.50%, 02/01/38	1,614,266	1,678,332
Federal Home Loan Mortgage Corp., 6.00%, 06/01/38	1,744,859	1,799,187
Federal Home Loan Mortgage Corp. REMIC, 5.50%, 12/15/16	429,121	442,199
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 05/15/23	538,807	540,623
Federal Home Loan Mortgage Corp. REMIC, 4.50%, 02/15/26	280,666	281,066
Federal Home Loan Mortgage Corp. REMIC, 5.50%, 07/15/27	348,689	353,466
Federal Home Loan Mortgage Corp. REMIC, 6.00%, 05/15/30	790,000	803,735
Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/32	1,375,000	1,386,404
Federal Home Loan Mortgage Corp. REMIC, 4.50%, 07/15/32	410,000	415,111
Federal Home Loan Mortgage Corp. REMIC, 6.00%, 09/15/32	1,500,000	1,531,258
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 12/15/32	895,000	904,644
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 10/15/33	1,175,000	1,182,220
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 08/15/34	1,245,000	1,254,211

		12,572,456
Federal National Mortgage Association 16.2%
Federal National Mortgage Association, 9.00%, 05/01/09 (i)	823	823
Federal National Mortgage Association, 6.50%, 05/01/17	169,589	176,210
Federal National Mortgage Association, 6.00%, 01/01/23	515,964	533,362
Federal National Mortgage Association, 4.50%, 10/01/23	569,224	581,569
Federal National Mortgage Association, 5.50%, 05/01/25	1,700,928	1,758,755
Federal National Mortgage Association, 7.00%, 03/01/31	3,556,317	3,789,252
Federal National Mortgage Association, 5.00%, 08/01/33	1,795,533	1,837,973
Federal National Mortgage Association, 5.50%, 12/01/33	3,498,285	3,594,637
Federal National Mortgage Association, 7.00%, 10/01/35	2,649,603	2,789,929
Federal National Mortgage Association, 6.50%, 04/01/37	3,970,101	4,128,062
Federal National Mortgage Association, 6.00%, 07/01/37	1,726,147	1,778,987
Federal National Mortgage Association, 7.00%, 09/01/38	1,360,349	1,425,970
Federal National Mortgage Association REMIC, 5.50%, 03/25/17	595,203	614,479
Federal National Mortgage Association REMIC, 5.00%, 08/25/33	295,000	296,533
Federal National Mortgage Association REMIC, 5.00%, 12/25/33	1,060,000	1,065,989
Federal National Mortgage Association REMIC, 5.00%, 06/25/34	532,396	557,353
Federal National Mortgage Association REMIC, 6.00%, 08/25/44	479,188	486,076

		25,415,959

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	19

	Shares/ Principal Amount ($) (f)	Value ($)

Government National Mortgage Association 0.5%
Government National Mortgage Association, 6.50%, 08/20/34	740,230	774,566

Total Government and Agency Obligations (Cost $55,902,932)		56,896,224

Preferred Stocks 0.0%
Financials 0.0%
Federal Home Loan Mortgage Corp., 8.38%, Series Z (callable at 25 beginning 12/31/12) (c) (d)	21,034	8,204

Total Preferred Stocks (Cost $527,316)		8,204

Short-Term Investments 24.1%
Commercial Paper 2.6%
Coca Cola Co., 0.15%, 01/20/09 (a) (j)	1,000,000	999,921
Conoco Phillips, 1.20%, 01/06/09 (a) (j)	1,753,000	1,752,708
Praxair Inc., 0.20%, 01/08/09	218,000	217,991
Praxair Inc., 0.10%, 02/05/09	378,000	377,962
Procter & Gamble Co., 0.25%, 01/08/09 (a) (j)	728,000	727,965

		4,076,547
Securities Lending Collateral 11.0%
Mellon GSL DBT II Collateral Fund, 1.67%	17,849,442	17,287,184
Mellon GSL Reinvestment Trust II (h) (i) (k)	354,680	—

		17,287,184
U.S. Treasury Securities 10.5%
U.S. Treasury Bill, 1.95%, 01/15/09 (c) (g)	16,500,000	16,499,284

Total Short Term Investments (Cost $38,778,005)		37,863,015

Total Investments 109.3% (Cost $194,936,749)		171,710,700
Return of collateral for securities on loan (11.6%) (Cost $18,204,122)		(18,204,122)
Other Assets and Liabilities, Net 2.3%		3,637,099

Total Net Assets — 100%		$157,143,677

Notes to the Investment Portfolio

(a)	Restricted 144A security. Rule 144A of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to institutional buyers.

The accompanying notes are an integral part of the financial statements.

20	Montgomery Street Income Securities, Inc.

(b)	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.

(c)	All or portion of the security has been loaned.

(d)	Perpetual maturity security.

(e)	Interest rate is fixed until stated call date and variable thereafter.

(f)	Principal amounts are listed in United States Dollars unless otherwise noted.

(g)	All or a portion of the security pledged as collateral for open futures contracts.

(h)	Security fair valued in good faith in accordance with the procedures established by the Board of Directors. As of December 31, 2008, the value of fair valued securities was $2,147,194 (1.4% of net assets).

(i)	Illiquid Security: At December 31, 2008 the total value of illiquid securities was $16,242,773 (10.3% of net assets).

(j)	Rule 144A Liquid Security: The Fund has deemed this security to be liquid based on procedures approved by the Board of Directors. As of December 31, 2008, the aggregate value of 144A Liquid Securities was $10,849,731 (6.9% of net assets).

(k)	Security is in default relating to principal and interest.

Abbreviations:

BRL – Brazilian Real

GBP – British Pound

NIM – Net Interest Margin

REMIC – Real Estate Mortgage Investment Conduit

USD – United States Dollar

Forward Foreign Currency Contracts Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain
USD/GBP	03/17/09	(1,957,119)	GBP	$(2,808,378)	$117,515

Futures Contracts	Contracts Long/(Short)	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note Future, 2-Year, 6.00% Expiration March 2009	50	$73,040
U.S. Treasury Note Future, 5-Year, 6.00% Expiration March 2009	4	12,772
U.S. Treasury Note Future, 10-Year, 6.00% Expiration March 2009	9	(11,126)
U.S. Treasury Bond Future, 20-Year, 6.00% Expiration March 2009	(7)	16,609
		$91,295

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	21

Statement on Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157 “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments under SFAS No. 157 guidance. The inputs are summarized into three broad categories. Level 1 includes exchange-listed prices and broker quotes in active markets. Level 2 includes valuations determined from significant observable inputs such as vendor evaluated debt instruments, securities valued at amortized cost and modeled over-the-counter derivatives contracts. Level 3 includes valuations determined from significant unobservable inputs including certain quotes received from brokers (either directly or through a vendor) and the Fund’s own assumptions in determining the fair value of the investment.

The following table summarizes the Fund’s assets as of December 31, 2008 by level as required by SFAS No. 157.

	Investments in Securities	Investments in Other Financial Instruments*
Level 1	$8,204	$102,421
Level 2	169,555,302	117,515
Level 3	2,147,194	—
Total	$171,710,700	$219,936

The following table summarizes the Fund’s liabilities as of December 31, 2008 by level as required by SFAS No. 157.

Investments in Other Financial Instruments*
Level 1	$(11,126)
Level 2	—
Level 3	—
Total	$(11,126)

The accompanying notes are an integral part of the financial statements.

22	Montgomery Street Income Securities, Inc.

*	Investments in other financial instruments include futures contracts and forward foreign currency contracts which are valued at the unrealized appreciation/(depreciation) of the instrument.

The following table is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance at beginning of period	$6,768,641
Total realized and unrealized losses	(2,420,457)
Net purchases/(sales)	(355,684)
Transfers in and/or (out) of Level 3 during the period	(1,845,306)
Balance at end of period	$2,147,194

Change in unrealized appreciation/(depreciation) during the year for level 3 investments held at December 31, 2008 was $(2,399,797)

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	23

Restricted Securities

Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933. The following table consists of restricted securities, including Rule 144A securities that have not been deemed liquid, held by the Fund at December 31, 2008.

	Acquisition Date	Cost	Value End of Period 12/31/08	Percent of Net Assets
Bayview Commercial Asset Trust REMIC, Interest Only (2007, 2A, IO), 1.30%, 07/25/37	05/09/07	$936,493	$494,610	0.3%
Bayview Commercial Asset Trust, (2007, 4A, IO) Interest Only, 1.44%, 09/25/37	08/08/07	856,634	548,893	0.4
Capital Auto Receivables Asset Trust, (2006, SN1A, C) 5.77%, 05/20/10	08/23/06	149,998	142,508	0.1
Capital Auto Receivables Asset Trust, (2006, SN1A, D) 6.15%, 04/20/11	08/23/06	199,981	184,789	0.1
CBA Commercial Small Balance Commercial Mortgage Trust REMIC, (2006, 2A, X1) 2.28%, 01/25/39	01/29/07	785,891	822,679	0.5
Citigroup Mortgage Loan Trust Inc. REMIC, (2007, WFH1, M11) 2.97%, 01/25/37	01/12/07	186,533	7,802	0.0
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A) 0.74%, 05/25/36	07/25/07	138,067	72,780	0.0
Drummond Co. Inc., 7.38%, 02/15/16	08/13/08	166,659	92,150	0.1
Evraz Group SA, 8.88%, 04/24/13	04/23/08	100,000	51,000	0.0
Ford Credit Auto Owner Trust, (2006, C, D) 6.89%, 05/15/13	11/17/06	1,059,994	665,257	0.5
GE Business Loan Trust REMIC, Interest Only (2006, 1A, IO), 0.53%, 05/15/10	06/20/06	116,347	91,454	0.1
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, ONW) 3.09%, 11/05/21	05/17/07	193,038	1,990	0.0
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, PNW) 3.29%, 11/05/21	05/17/07	183,214	1,891	0.0

The accompanying notes are an integral part of the financial statements.

24	Montgomery Street Income Securities, Inc.

	Acquisition Date	Cost	Value End of Period 12/31/08	Percent of Net Assets
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2) 5.62%, 09/25/36	09/14/06	254,904	221,002	0.1
Marlin Leasing Receivables LLC, (2006, 1A, A4) 5.33%, 09/16/13	09/14/06	660,101	636,342	0.4
MHP SA, 10.25%, 11/30/11	11/30/06	200,000	78,000	0.0
Nationstar NIM Trust, (2007, A, A) 9.97%, 03/25/37	04/26/07	22,008	660	0.0
Northgroup Preferred Capital Corp., 6.38% (callable at 100 beginning 10/15/17)	05/11/07	515,000	242,477	0.2
Rede Empresas de Energia Eletrica SA, 11.13% (callable at 100 beginning 04/02/12)	01/28/08	283,516	141,374	0.1
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13	05/15/06	2,109,974	2,004,212	1.3
Systems 2001 Asset Trust LLC, 7.16%, 12/15/11	05/15/06	222,510	185,782	0.1
Washington Mutual Commercial Mortgage Securities Trust REMIC, (2007, SL3, AJ) 6.14%, 03/23/45	06/25/07	886,642	169,970	0.1
		$10,227,506	$6,857,622	4.4%

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	25

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008

Assets
Investments in securities, at value (a) (cost $194,936,749)	$171,710,700
Cash	1,877,633
Foreign currency (cost $132,774)	123,253
Receivables:
Forward foreign currency contracts	117,515
Interest	1,525,330
Variation margin	23,625
Dividend reinvestment	166,106
Foreign taxes recoverable	2,346
Other assets	23,762
Total assets	175,570,270

Liabilities
Accrued management and investment advisory fee	101,118
Accrued administrative fee	30,659
Payables:
Variation margin	17,609
Return of collateral for securities on loan	18,204,122
Other liabilities	73,085
Total liabilities	18,426,593
Net assets, at value	$157,143,677

Net Assets
Net assets consist of:
Paid-in capital	$202,717,081
Undistributed net investment income	386,477
Net unrealized depreciation on investments, futures contracts, and foreign currency related items	(23,031,278)
Accumulated net realized loss	(22,928,603)
Net assets, at value	$157,143,677
Net Asset Value per share ($157,143,677 / 10,384,967 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$15.13

(a)	Includes value of securities on loan of $17,793,130.

The accompanying notes are an integral part of the financial statements.

26	Montgomery Street Income Securities, Inc.

Statement of Operations for the year ended December 31, 2008

Investment Income
Income:
Interest	$10,733,229
Securities lending income	279,866
Dividends	72,332
Total income	11,085,427
Expenses:
Management and investment advisory fee	440,561
Administrative fee	402,338
Directors’ fees and expenses	112,000
Legal	98,705
Audit fees	55,049
Stockholder reporting	52,017
Insurance	46,700
NYSE listing fee	24,200
Stockholder services	22,915
Custodian fees	8,432
Other	17,728
Total expenses	1,280,645
Net investment income	9,804,782

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss from investment transactions	(16,956,547)
Net realized gain from futures contracts	2,635,150
Net realized gain from foreign currency related items	727,240
Net change in unrealized appreciation (depreciation) on investments	(15,654,828)
Net change in unrealized appreciation (depreciation) on futures contracts	(207,813)
Net change in unrealized appreciation (depreciation) on foreign currency related items	75,627
Net loss on investment transactions	(29,381,171)
Net decrease in net assets resulting from operations	$(19,576,389)

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	27

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$9,804,782	$10,924,988
Net realized gain (loss) on investment transactions, futures contracts and foreign currency related items	(13,594,157)	1,116,169
Net change in unrealized appreciation (depreciation) during the year on investment transactions, futures contracts and foreign currency related items	(15,787,014)	(8,073,062)
Net increase (decrease) in net assets resulting from operations	(19,576,389)	3,968,095
Distributions to stockholders from net investment income	(10,889,908)	(11,620,203)
Fund share transactions:
Reinvestment of distributions	645,479	759,011
Cost of shares repurchased	(652,514)	(812,304)
Net decrease in net assets from Fund share transactions	(7,035)	(53,293)
Decrease in net assets	(30,473,332)	(7,705,401)
Net assets at beginning of year	187,617,009	195,322,410
Net assets at end of year (including undistributed net investment income of $386,477 and $490,987, respectively)	$157,143,677	$187,617,009

Other Information
Shares outstanding at beginning of year	10,382,446	10,384,967
Shares issued to stockholders in reinvestment of distributions	44,521	45,479
Shares repurchased	(42,000)	(48,000)
Net increase/(decrease) in fund shares	2,521	(2,521)
Shares outstanding at end of year	10,384,967	10,382,446

The accompanying notes are an integral part of the financial statements.

28	Montgomery Street Income Securities, Inc.

Financial Highlights

Years ended December 31,	2008	2007	2006[e]	2005	2004

Selected Per Share Data
Net asset value, beginning of year	$18.07	$18.81	$18.99	$19.62	$19.64
Income from investment operations:
Income[a]	1.07	1.18	1.03	1.14	1.18
Operating expenses[a]	(0.12)	(0.13)	(0.13)	(0.14)	(0.14)
Net investment income[a]	0.95	1.05	0.90	1.00	1.04
Net realized and unrealized gain (loss) on investment transactions	(2.84)	(0.67)	(0.03)	(0.49)	0.17
Total from investment operations	(1.89)	0.38	0.87	0.51	1.21
Less distributions from:
Net investment income	(1.05)	(1.12)	(1.05)	(1.14)	(1.23)
Net asset value, end of year	$15.13	$18.07	$18.81	$18.99	$19.62
Per share market value, end of year	$13.82	$16.13	$17.28	$16.91	$18.36
Closing price range on New York Stock Exchange for each share of Common Stock outstanding during the year:
High ($)	17.27	17.80	17.57	18.85	19.39
Low ($)	11.25	15.77	16.30	16.55	16.55

Total Return
Based on market value (%)[b]	(7.94)	(0.23)	8.70	(1.69)	5.82
Based on net asset value (%)[b]	(10.04)	2.68	5.37	3.31	6.86 [d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	157	188	195	197	204
Ratio of expenses before expense reductions (%)	0.73	0.67	0.70	0.74	0.75
Ratio of expenses after expense reductions (%)	0.73	0.67	0.70	0.74	0.72
Ratio of net investment income (%)	5.57	5.64	4.78	5.11	5.26
Portfolio turnover rate (%)[c]	170	122	199	157	149

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	29

[a]	Based on average shares outstanding during the year.

[b]	Total return based on net asset value reflects changes in the Fund’s net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market value and net asset value.

[c]	The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates for those years that had mortgage dollar roll transactions were 349% and 376%, for the years ended December 31, 2005 and 2004, respectively. The Fund had no transactions from mortgage dollar rolls for the years ended December 31, 2008, 2007 and 2006.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	The Fund changed investment advisers effective June 9, 2006.

30	Montgomery Street Income Securities, Inc.

Notes to Financial Statements

A. Significant Accounting Policies

Montgomery Street Income Securities Inc. (“the Fund”) is registered under the 1940 Act, as a closed-end, diversified management investment company.

The Fund’s financial statements are prepared, as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2008, in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the NYSE on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Fund’s Board of Directors (the “Board”). Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Forward foreign currency contracts are valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures contracts are valued based upon their quoted daily settlement prices. In the event that the settlement price is unavailable, the closing price will be used for valuation. Exchange traded derivatives are valued at last sales price as of the close of business on the primary exchange. Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Under the procedures adopted by the Board, Jackson Fund Services (“JFS” or the “Administrator”) may rely on independent pricing services or

Montgomery Street Income Securities, Inc.	31

other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value can differ depending on the source and method used to determine the value.

Security Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the respective exchange rates prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in Net realized gain (loss) on investment transactions and Net change in unrealized appreciation (depreciation) on investments, respectively.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation (depreciation) on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the forward currency exchange rate. The change in

32	Montgomery Street Income Securities, Inc.

value is recorded as a receivable or payable from forward foreign currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts reflected in the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Securities Loaned. The Fund has entered into a securities lending arrangement with The Bank of New York Mellon Corporation (the “Custodian”). Under the terms of the agreement, the Fund receives a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The Custodian is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested in the Mellon GSL DBT II Collateral Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Board. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Montgomery Street Income Securities, Inc.	33

The fair value and amortized cost of the Fund’s investment in Mellon GSL DBT II Collateral Fund at December 31, 2008, is reported in the Investment Portfolio. The value of Mellon GSL DBT II Collateral Fund at December 31, 2008 was $0.9685 per unit and was determined using the methodologies previously described in Security Valuation as to each security in the Mellon GSL DBT II Collateral Fund. The Fund’s unrealized depreciation from its investment in Mellon GSL DBT II Collateral Fund is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. The Custodian has continued to execute transactions in Mellon GSL DBT II Collateral Fund at $1.00 per unit, as none of the investments in this series at December 31, 2008 are in default. However, any material reduction in the Fund’s lending activity would require the Fund to receive a redemption in kind consisting of its pro rata percentage of each series from Mellon GSL DBT II Collateral Fund. The Fund would also be responsible for payment to the Custodian for the amortized cost related to the redemption in kind.

During the year ended December 31, 2008, certain securities in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, a separate series within the Delaware business trust. The fair value and cost of the investment in Mellon GSL Reinvestment Trust II is reported under Securities Lending Collateral in the Investment Portfolio and the cost is included in “Return of collateral for securities on loan” in the Statement of Assets and Liabilities.

The issuer of the investments comprising Mellon GSL Reinvestment Trust II entered receivership in October 2008. The assets of the issuer were liquidated in December 2008. Based on the plan of distribution approved by the receivers, the Fund is not expected to receive any proceeds. As a result, the Fund’s investment in Mellon GSL Reinvestment Trust II is fair valued at zero on December 31, 2008. The amortized cost of the Fund’s investment in Mellon GSL Reinvestment Trust II is equivalent to the par value reported in the Investment Portfolio. The Fund’s unrealized depreciation from its investment in Mellon GSL Reinvestment Trust II is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. The Fund is responsible for payment to the Custodian for the amortized cost related to Mellon GSL Reinvestment Trust II. At December 31, 2008, the cost and market value of securities lending collateral in both the GSL DBT II Collateral Fund and Mellon GSL Reinvestment Trust II was $18,204,122 and $17,287,184, respectively.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund agrees to purchase a security with a simultaneous agreement by the seller to repurchase the security back from the Fund at a specified price and date or upon demand. The Fund, through the Custodian or sub-custodian bank, receives delivery of the underlying securities as collateral, the

34	Montgomery Street Income Securities, Inc.

amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the collateral’s value is at least equal to the principal amount of the repurchase price plus accrued interest. The Custodian or agent bank holds the collateral in a separate account until the agreement matures. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2008.

U.S. Government Agencies or Government-Sponsored Enterprises. The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This

Montgomery Street Income Securities, Inc.	35

agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with their mortgage-backed securities.

Loan Participations/Assignments. The Fund may invest in U.S. dollar denominated fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such loans in the form of participations in loans or assignments of all or a portion of loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the participation. At December 31, 2008, the Fund held no participations.

Federal Income Taxes. The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

36	Montgomery Street Income Securities, Inc.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

Futures Contracts. The Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value of the futures contract may not correlate with the change in the value of the hedged instrument. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “Variation margin”, are recorded by the Fund until the contracts are terminated at which time a realized gain or loss is recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the “Variation margin” reflected in the Statement of Assets and Liabilities. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Illiquid Investments and Restricted Securities. Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when its Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated

Montgomery Street Income Securities, Inc.	37

$94,500,002 and $101,813,410, respectively. Purchases and sales of long-term U.S. government obligations aggregated $188,885,922 and $199,513,173, respectively.

C. Related Parties

Investment Advisory Agreement. The Fund and Hartford Investment Management Company (“HIMCO”) entered into an Investment Advisory Agreement whereby the Fund pays HIMCO a quarterly fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Fund on the last business day of each calendar month of the then ended calendar quarter.

Fund Accounting and Administration Services Agreement. The Fund has entered into a Fund Accounting and Administration Services Agreement (“Administration Agreement”) with JFS. Pursuant to the Administration Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the value of the net assets of the Fund up to $100 million; 0.20% of the value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses. The Fund pays each Director a retainer fee plus specified amounts for each Board and Committee meeting attended.

D. Federal Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing premium amortization on debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the net asset value of the Fund. In 2008, permanent differences increased undistributed net investment income and accumulated realized loss by $980,616.

At December 31, 2008, the cost of investments and the components of net unrealized depreciation are listed in the following table.

Cost of Investments	Gross Unrealized Depreciation	Gross Unrealized Appreciation	Net Unrealized Depreciation
$195,434,545	$(26,711,153)	$2,987,308	$(23,723,845)

At December 31, 2008, the Fund had undistributed net ordinary income of $494,560.

38	Montgomery Street Income Securities, Inc.

The distributions paid of $10,889,908 and $11,620,203 for the years ended December 31, 2008 and 2007, respectively, were from net ordinary income.

At December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes which may be applied against any future net realized capital gains or until the respective expiration dates occur as noted below.

Year of Expiration	Amount
2010	$ 781,347
2013	1,872,360
2014	3,952,947
2015	596,899
2016	12,721,218
Total	$19,924,771

The Fund had $2,414,826 of capital losses realized from November 1, 2008 through December 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns for the prior three years that remain subject to examination by the Internal Revenue Service. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax is required in the Fund’s financial statements for the year ended December 31, 2008.

E. Share Repurchases

The Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. During the year ended December 31, 2008, the Fund purchased 42,000 shares of common stock on the open market at a total cost of $652,514. The weighted average discount of these purchases, comparing the purchase price to the NAV on the day of purchase was 9.1%. During the year ended December 31, 2007, the Fund purchased 48,000 shares of common stock on the open market at a total cost of $812,304 with a weighted average discount of 9.5%.

Montgomery Street Income Securities, Inc.	39

F. Market, Credit and Counterparty Risk

In the normal course of business the Fund trades and holds financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market including rates and liquidity (“market risk”) or failure of the issuer to perform (“credit risk”). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to market, credit and counterparty risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to market, credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

G. Recent Accounting Pronouncement

In March 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”, SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value and gains and losses on derivative instruments, and disclosures regarding credit related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161, and its impact on the financial statements has not yet been determined.

40	Montgomery Street Income Securities, Inc.

Report of Independent Registered Accounting Firm

To the Stockholders and Board of Directors of

Montgomery Street Income Securities, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Montgomery Street Income Securities, Inc. (the “Fund”), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the years ended on or prior to December 31, 2005, were audited by other auditors whose report, dated February 22, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 23, 2009

Montgomery Street Income Securities, Inc.	41

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to BNY Mellon Shareowner Services, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash

42	Montgomery Street Income Securities, Inc.

or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310, or by calling (877) 437-3938.

Montgomery Street Income Securities, Inc.	43

Directors and Officers

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2008. Each Director’s and Officer’s age is set forth in parentheses after his or her name. The mailing address for each Director and Officer is 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. Unless otherwise noted, each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. Officers are appointed annually by, and serve at the discretion of, the Board of Directors. The Fund’s 2008 Proxy includes additional information about Directors of the Fund and is available, without charge, upon request, by calling (877) 437-3938.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Fund Complex Overseen
Richard J. Bradshaw (60) Chairman and Director 1991-present	Partner and Chief Operating Officer, Venrock (venture capital firm) (May 2008-present). Formerly, Executive Director, Cooley Godward Kronish LLP (law firm) (1997-February 2008). Chairman of the Board of Directors of the Fund (since 2004).	1
Victor L. Hymes (51) Director 2005-present	Chief Executive Officer and Chief Investment Officer of Legato Capital Management LLC (investment adviser) (2004-present). Formerly, Chief Operating Officer and Chief Investment Officer of Cazenave Partners, LLC (investment adviser) (2003-2004); Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1997-2002); and President of the Fund (2000-2002).	1
John T. Packard (75) Director 2001-present	Of Counsel to Mt. Eden Investment Advisors LLC (December 2008-present); Executive Vice President of Mt. Eden Investment Advisors LLC (2005-December 2008). Formerly, Managing Director, Weiss, Peck & Greer LLC (investment adviser and broker-dealer) (2002-2004); Advisory Managing Director of the same firm (2000-2002); Advisory Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1999-2000); Managing Director of the same firm (1985-1998); and President of the Fund (1988-2000).	1
Wendell G. Van Auken (64) Director 1994-present	Managing Director of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company).	1

44	Montgomery Street Income Securities, Inc.

Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Fund Complex Overseen
James C. Van Horne (73) Director 1985-present	A.P. Giannini Professor of Finance, emeritus, Graduate School of Business, Stanford University. Directorship: Synnex Corporation (information technology distributor). Formerly, Chairman of the Board of the Fund (1991-2004).	1

Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Mark D. Nerud (42) President and Chief Executive Officer 2006-present	President of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”) (2006-present); President, CEO and Trustee/Manager of investment companies advised by JNAM (2007-present); Chief Financial Officer of JNAM and JFS (2000-2006); Managing Board Member of JNAM (2000-2003 and 2007-present); Vice President (1999-2006), Treasurer and Chief Financial Officer of investment companies advised by JNAM (2002-2006); Vice President — Fund Accounting & Administration of Jackson National Life Insurance Company (“Jackson”) (2000-present).	n/a
Daniel W. Koors (38) Chief Financial Officer 2006-present	Senior Vice President and Chief Financial Officer of JNAM and JFS (January 2009-present); Vice President and Chief Financial Officer of JNAM and JFS (2007-2008); Vice President, Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006-present); Assistant Treasurer of other investment companies advised by JNAM (2006); Assistant Vice President — Fund Administration of Jackson (2006-present); Partner of Deloitte & Touche LLP (2003-2006).	n/a
Susan S. Rhee (37) Secretary and Chief Legal Officer 2006-present	Secretary of JNAM (2000-present); Vice President, Counsel, and Secretary of investment companies advised by JNAM (2004-present); Assistant Vice President of Jackson (2003-present); Associate General Counsel of Jackson (2001-present).	n/a
Toni M. Bugni (35) Chief Compliance Officer 2006-present	Director of Compliance (July 2008-present); Compliance Manager of JNAM and JFS (2006-July 2008); Legal Assistant, MetLife Advisers, LLC (2004-2006).	n/a

Montgomery Street Income Securities, Inc.	45

Notes

Notes

General Information

Investment Adviser	Hartford Investment Management Company 55 Farmington Avenue Hartford, CT 06105

Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606

Transfer Agent	BNY Mellon Shareowner Services c/o MSIS Stock Transfer 480 Washington Boulevard Jersey City, NJ 07310 (Tel) 1/877/437-3938

Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258

Legal Counsel	Howard Rice Nemerovski Canady Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301

48	Montgomery Street Income Securities, Inc.

Presorted Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1313

(42065  2/06)

Item 2. Code of Ethics.

As of December 31, 2008, the registrant had adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. This code is filed as Exhibit 12(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. John T. Packard, Mr. Wendell G. Van Auken, and Mr. James C. Van Horne are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Deloitte & Touche LLP (“Deloitte”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2007 and December 31, 2008.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$44,800	$0	$4,000	$0
2008	$46,800	$0	$4,200	$0

Tax Fees for 2007 and 2008 represent fees for services rendered to the registrant for review of tax returns and income and capital gains distributions.

Hartford Investment Management Company (“HIMCO”) is the investment adviser of the registrant. The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by or under common control with HIMCO that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2007	$62,859	$0	$0
2008	$67,295	$0	$0

Audit Related Fees for 2007 and 2008 included fees for an attestation engagement relating to HIMCO’s performance presentations.

(e)(1)

The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and the engagement of the registrant’s independent auditors to provide non-audit services to the registrant’s investment adviser or its related entities that related directly to the registrant’s operations and financial reporting. If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditors on behalf of the Audit Committee. The independent auditors and the investment adviser are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

(e)(2)	0%

(f)	Not applicable.

(g)

The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $66,859 for 2007, and is detailed in the tables above. The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $71,495 for 2008, and is detailed in the tables above.

(h)

For the fiscal years ended December 31, 2007 and December 31, 2008, the Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the respective Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the respective principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Wendell G. Van Auken (Chairman), John T. Packard, and James C. Van Horne.

(b)	Not applicable.

Item 6. Investments.

(a)	Included in Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the intention of the registrant to invest exclusively in non-voting securities. Under normal circumstances, the registrant does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the registrant does come into possession of any voting securities, the registrant intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

Nasri Toutoungi and Christopher Zeppieri are responsible for the day-to-day management of the registrant. Mr. Zeppieri’s appointment as co-manager of the registrant was effective February 9, 2009. Prior to Mr. Zeppieri’s appointment as co-manager of the registrant, he had other portfolio management duties at HIMCO. Mr. Toutoungi has been a manager of the registrant since June 2006.

Mr. Toutoungi and Mr. Zeppieri are primarily and jointly responsible for the day-to-day management of the registrant. Please see the tables below for descriptions of each individual’s role, as well as prior business experience over the last 5 years.

Portfolio Management Team

Name	Title	Position	Years At Firm	Years In Industry
Nasri Toutoungi	Managing Director	Senior Portfolio Manager	6	21
Current Employer	Title/Function	Start Date	End Date
Hartford Investment Management	Managing Director/Senior Portfolio Manager	January 2003	Present
Previous Employer	Title/Function	Start Date	End Date
BlackRock, Inc.	Managing Director	1998	2002

Name	Title	Position	Years At Firm	Years In Industry
Christopher Zeppieri	Vice President	Portfolio Manager	2	10
Current Employer	Title/Function	Start Date	End Date
Hartford Investment Management	Vice President/Portfolio Manager	December 2006	Present
Previous Employer	Title/Function	Start Date	End Date
Payden & Rygel	Fixed Income Strategist	2004	2006
Previous Employer	Title/Function	Start Date	End Date
Columbia Management Group	Corporate Bond Trader	1998	2004

As of December 31, 2008, the other accounts managed by the registrant’s portfolio managers are as follows:

Portfolio Manager	Number and Total Assets of Other Registered Investment Company Accounts as of December 31, 2008				Number and Total Assets of Other Pooled Investment Vehicle Accounts as of December 31, 2008				Other Accounts as of December 31, 2008
	Performance Based Accounts		Asset Based Accounts		Performance Based Accounts		Asset Based Accounts		Performance Based Accounts		Asset Based Accounts
	#	$Assets	#	$Assets	#	$Assets	#	$Assets	#	$Assets	#	$Assets
Nasri Toutoungi	0	$0	3	$5,592,886,000	0	$0	1	$152,450,000	0	$0	10	$3,573,909,000
Christopher Zeppieri	0	$0	1	$213,763,000	0	$0	0	$0	0	$0	2	$49,874,000

Portfolio managers at HIMCO manage multiple portfolios for multiple clients. These accounts may include affiliated and non-affiliated mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, collective trusts and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from each other. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform differently than the securities purchased for another portfolio. A portfolio manager or other investment professional at HIMCO may place transactions, including short sale transactions, on behalf of one portfolio that are directly or indirectly contrary to investment decisions made on behalf of other portfolios, or make investment decisions that are similar to those made for other portfolios, both of which have the potential to adversely impact one portfolio and not another, depending on market conditions. In addition, some portfolios may have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by other portfolios to HIMCO. Because a portfolio manager’s compensation is affected by revenues earned by HIMCO, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other portfolios managed by a given portfolio manager.

HIMCO’s goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly, and HIMCO has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. Moreover, HIMCO monitors a variety of areas, including compliance with applicable laws and regulations, investment guidelines, the allocation of securities, and compliance with HIMCO’s Code of Ethics. Furthermore, senior investment and business personnel at HIMCO periodically review the performance of HIMCO’s portfolio managers. Although HIMCO does not track the time a portfolio manager spends on a single portfolio, HIMCO does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s designated accounts.

Material conflicts of interest may arise when allocating and/or aggregating trades. HIMCO may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of HIMCO that when a decision is made to aggregate transactions on behalf of more than one account (including the registrant or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with HIMCO’s Trade Allocation Policy. The Trade Allocation Policy is described in HIMCO’s Form ADV. HIMCO’s compliance unit monitors block transactions to assure adherence to the Trade Allocation Policy.

The conflicts addressed in the foregoing paragraph are primarily dealt with through strict adherence to HIMCO’s Trade Allocation Policy.

As of December 31, 2008, the compensation package for portfolio managers consists of three components, which are base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to HIMCO’s success.

The annual incentive plan provides cash bonuses dependent on both the overall performance of HIMCO and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s award is based on qualitative and quantitative factors including the relative performance of his/her assigned portfolios compared to a peer group or benchmark and is primarily geared to reward top quartile performance on a trailing three-year basis. The registrant is a member of the Lipper Corporate Debt Funds BBB-Rated Category and is benchmarked to the Barclays Capital U.S. Aggregate Bond Index. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HIMCO to be rewarded in the future based on the performance of HIMCO. A designated portion of the HIMCO’s net operating income will be allocated to long-term incentive awards each year. The size of the actual individual awards will vary greatly. The awards granted in 2008 and prior years will vest over three years for most participants and five years for HIMCO’s Managing Directors and will be paid in cash at the end of the vesting period. The awards to be granted in 2009 and following years will vest over three years for all participants and will be paid in a combination of cash and restricted stock units of The Hartford Financial Services Group, Inc. at the end of the vesting period.

All portfolio managers are eligible to participate in The Hartford Financial Services Group, Inc.'s standard employee health and welfare programs, including retirement.

As of December 31, 2008, the registrant’s portfolio managers owned the following equity securities of the registrant:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned as of December 31, 2008
Nasri Toutoungi	None
Christopher Zeppieri	None

The information in this Item 8(a) has been provided by HIMCO.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1 – July 31	0	0	n/a	n/a
August 1 – August 31	10,000	15.29	n/a	n/a
September 1 – September 30	0	0	n/a	n/a
October 1 – October 31	0	0	n/a	n/a
November 1 – November 30	10,000	13.13	n/a	n/a
December 1 – December 31	0	0	n/a	n/a
Total	20,000	14.21	n/a	n/a

(1) All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11. Controls and Procedures.

(a)

The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)

There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 3, 2009

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	March 3, 2009

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics (as defined in Item 2(b) of Form N-CSR)

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act